UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

LOTTERY.COM INC

(Exact name of registrant as specified in its charter)

Delaware	001-38508	81-1996183
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

20808 State Hwy 71W, Unit B

Spicewood, Texas 78669

(Address of Principal Executive Offices)

(512) 592-2451

(Registrant’s Telephone Number including Area Code)

(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on Form 8-K filed on July 6, 2022, the Board of Directors (“Board”) of Lottery.Com, Inc. (the “Company” or the “Registrant”) terminated the employment of Ryan Dickinson as the Company’s President, Treasurer and Chief Financial Officer, effective July 1, 2022. Mr. Dickinson served as the Company’s President and Treasurer since October 2021 and as the Company’s Chief Financial Officer since March 2022.

On September 8, 2022, the Board appointed Mr. Sohail S. Quraeshi as Chief Executive Officer (“CEO”) of the Company effective from September 12, 2022. The Company is entering into an executive consulting agreement with Mr. Quraeshi to be filed at a later date.

Sohail S. Quraeshi, age 66, Chief Executive Officer. Mr. Quraeshi is a graduate of Buckingham University in the United Kingdom (L. Sc. Economics). He has been actively involved in the financial and securities industry as a Security Analyst with various international banking institutions in the United States, Asia Europe and the Middle East.

In the past three decades Mr. Quraeshi has served in leading roles in several public and private companies and currently the Founder of TSS Vertical, www.tssvertical.com, Managing Director Of Vahoca Pt Ltd, in Singapore, a private equity group, and Vice Chairman of Moveo Technologies Corporation, www.drvn.com.

As a prominent member of the local community Mr. Quraeshi serves on two notable non-profit Boards, the Coalition of Hope, www.coalitionofhope.org, and Eagles Foundation Inc, that assist in disaster relief in, and around, the local community.

Also on September 8, 2022, the Board appointed two new outside directors other than pursuant to a shareholder vote at an annual meeting or a special meeting that was convened for that purpose, and subject to successful background vetting:

Vladimir Klechtchev, Director. Mr. Klechtchev, is a Fellow Chartered Accountant (FCA), residing and practicing in the United Kingdom with over 25 years of experience in audit, investment banking, project evaluation, risk management, compliance, fraud investigations, consultancy and business advisory. He has a proven track record of: (a) delivering a wide range of assignments and projects implementation through working with various stakeholders in the context of culturally and professionally diverse environment; (b) identifying and establishing new as well as fostering existing business relationships; and (c) working across emerging and developed markets. He holds an Upper Second BA in Business Administration from the University of Huddersfield (UK). Mr. Klechtchev is multi-lingual.

Amer Rustom, Director. Since 1984 when he co-founded The Platinum Group, Amer Rustom has successfully guided the many diverse business units of the Group, including the most recent division of nanotechnology solutions and financial services. Diving more into harnessing the power of graphene and investments in real estate and fortune 500 companies, Mr. Rustom has been instrumental in the creation of the Platinum Group USA as the operational platform for many business ventures. He has successfully developed strong ties with many of the Middle East and North African leaders and country officials as well as the local and international business communities. Educated in Europe, Mr. Rustom is multi-lingual.

For each of the above 2 new outside directors:

1) there was no arrangement or understanding between the new director and any other person pursuant to which the person was selected as a director; and

2) there are no related party transactions between the director (and entities related to the director) and the Registrant.

Richard Kivel, the sole prior Director of the Registrant, will continue as a member of the Board of Directors of the Registrant in the capacity of Chairman of the Board.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with the Bid Price Requirement, the Company’s ability to regain compliance with Nasdaq Listing Rules, the Company’s ability to become current with its SEC reports, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on April 1, 2022, and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

9.1	BOD Resolution on CEO Appointment and Appointments of Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.Com Inc. (the “Registrant”)
a Delaware corporation

Date: September 30, 2022	By:	/s/ Sohail Quraeshi
	Name:	Sohail Quraeshi
	Title:	Chief Executive Officer

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